UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 5, 2014
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 5, 2014 General Motors Company (GM) issued a press release announcing that it had received the findings of an investigation by former U.S. Attorney Anton Valukas into the Cobalt ignition switch recall. The GM press release regarding the report is incorporated as Exhibit 99.1.

On June 5, 2014 GM issued two press releases (one in the U.S. and one in Canada) announcing that it will implement a compensation program for those who have lost loved ones or who have suffered serious physical injuries as the result of an ignition switch failure in recently recalled vehicles. The GM press releases are incorporated as Exhibits 99.2 and 99.3.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release - Valukas Report	Attached as Exhibit
Exhibit 99.2	Press Release - Compensation Program U.S. Release	Attached as Exhibit
Exhibit 99.3	Press Release - Compensation Program Canada Release	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ THOMAS S. TIMKO
Date: June 5, 2014	By:	Thomas S. Timko Vice President, Controller and Chief Accounting Officer